Exhibit 10.63

TERMINATION OF PROPERTY MANAGEMENT AGREEMENT

THIS TERMINATION OF PROPERTY MANAGEMENT AGREEMENT (this “Agreement”) is made this _2_ day of August, 2022, but is effective as of June 10, 2022 (the “Effective Date”), by and between:

BARRON COLLIER PARTNERSHIP, LLLP, a Florida limited partnership ("BCP"),

SILVER STRAND III PARTNERSHIP, a Florida general partnership ("SS III")

OAK HAMMOCK GROVES, LTD., a Florida limited partnership ("OHG")

SERENOA INVESTMENTS, LLC, a Florida limited liability company ("Serenoa")

(individually, “Owner” or collectively, as a group, either “Owner” or “Owners”),

each having a business address of 2600 Golden Gate Parkway, Naples, Florida 34105,

and

ALICO, INC., a Florida corporation (“Manager”),

having a business address of

10070 Daniels Interstate Court, Suite 200, Fort Myers, Florida 33913.

R E C I T A L S:

A. Owners and Manager entered into that certain Property Management Agreement, dated as of July 16, 2020, by and among Owners and Manager (the "PMA").

B. Owners and Manager desire to terminate the PMA on the terms set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the sufficiency of which consideration is hereby acknowledged, Owners and Manager agree as follows:

1.
Termination. Subject to the provisions hereof including those set forth in sub-paragraphs 1a.-1p below, the PMA is hereby terminated effective as of the Effective Date and shall be of no further force and effect and neither party shall have any rights or obligations thereunder; provided, however, any causes of action arising and accruing under the PMA prior to the Effective Date may be pursued after the Effective Date (subject to any applicable statutes of limitations) and the provisions of the following paragraphs of the PMA shall survive for, and continue for, the respective periods noted below:
(a)
Paragraph 8 Invoicing of Expenses shall survive pending the final True Up Payment and terminate upon the final resolution of and disputes involving payment under Paragraph 8.
(b)
Paragraph 11 Management Fee shall survive only to the extent of ensuring that the monthly installment of the Management Fee payable by Owners to manager with respect to the month of June 2022 is paid (if not already fully paid as of the Effective Date), with the understanding that, notwithstanding the fact that the Effective Date falls in the middle of the month of June 2022, Manager shall be entitled to retain, and to be considered to have earned, the entire June 2022 installment of the Management Fee.
(c)
Paragraph 16 Relationship of Parties as it relates to the period from the effective date of the PMA to the Effective Date of this Agreement shall survive indefinitely.
(d)
The notification obligations under Paragraph 23, to the extent they relate to the period from the effective date of the PMA to the Effective Date of this Agreement, shall survive indefinitely.
(e)
Paragraph 25 Indemnification; Limitation of Liability shall survive the Effective Date for a period ending 60 days after the expiration of the respective applicable statute of limitations.
(f)
Paragraph 26 Notice shall survive indefinitely.
(g)
Paragraph 28 Limitation on Damages shall survive indefinitely.
(h)
Paragraph 29 Choice of Law shall survive indefinitely.
(i)
Paragraph 30 Interpretation shall survive indefinitely.
(j)
Paragraph 31 Captions shall survive indefinitely.
(k)
Paragraph 32 Successors and Permitted Assigns shall survive indefinitely.
(l)
Paragraph 36 Attorneys' Fee shall survive indefinitely.
(m)
Paragraph 37 Confidentiality shall survive indefinitely.
(n)
Paragraph 40 Outstanding Payments shall survive pending the final True Up Payment and terminate upon the final resolution of and disputes involving payment under the PMA, including without limitation final resolution of and disputes involving payment obligations that survive under this paragraph 1.
(o)
Paragraph 41 Liability of Owners shall survive indefinitely.
(p)
Paragraph 42 Waiver of Jury Trial shall survive indefinitely.

With respect to any other provisions of the PMA that are stated to survive the termination of the PMA, if and to the extent that any such provisions conflict with any of the terms hereof, the terms of this Agreement shall control.

2.
Repurchase of Rolling Stock. Paragraph 3 of the PMA provided Manager with the option to purchase certain owned Rolling Stock from BCP, OHG, and SS III and Manager exercised such

Option with respect to certain owned Rolling Stock and acquired the Agreed Upon Rolling Stock (as defined in the PMA). Although Sub-paragraph 3(g)(4) of the PMA requires BCP, OHG, and SS III (i) to repurchase the Agreed Upon Rolling Stock for seventy (70%) of the purchase price Manager paid for such Agreed Upon Rolling Stock and (ii) to repurchase each item of Subsequently Acquired Rolling Stock for the Then Deemed Depreciated Value thereof (as defined in the PMA), the parties hereto have agreed that only certain of the Agreed Upon Rolling Stock (as specifically identified on Schedule 1 (the “Repurchased Rolling Stock”)) will be repurchased by BCP and OHG, with the remainder of the Agreed Upon Rolling Stock and the remainder of the Subsequently Acquired Rolling Stock remaining owned by Manager and no longer subject to the repurchase obligation set forth in Sub-paragraph 3(g)(4) of the PMA. BCP and OHG have taken delivery of the Repurchased Rolling Stock and the agreed upon purchased price has been paid for the same. Manager will execute and deliver to each respective purchaser thereof an original Bill of Sale for such respective portion of the Repurchased Rolling Stock, with the Bill of Sale being substantially in the form attached hereto as Schedule 2. In the addition, as of such date, Manager shall execute and file all other forms required by the Florida Department of Highway Safety and Motor Vehicles necessary to effectuate the valid transfer of title of the respective Repurchased Rolling Stock to such respective Owner with any sales taxes due in connection with such sales (taking into account all applicable sales tax exemptions) to be paid by Owner. From and after the Effective Time, each Owner agrees to indemnify and hold Manager harmless from any and all loss, liability, or expense (including without limitation reasonable attorneys' fees and costs) sustained by Manager on account of property damage or personal injury (including without limitation death resulting therefrom) sustained or alleged to have been sustained by any person or persons, including without limitation employees of any Owner, and their respective subcontractors, arising out of or in any way connected with the use or operation of the Repurchased Rolling Stock by any Owner, any of its subcontractor(s) and any of their respective employees and agents, or by any of any Owner’s successors, assigns, or transferees of the Repurchased Rolling Stock. Manager agrees to indemnify and hold Owners harmless from any and all loss, liability, or expense (including without limitation reasonable attorneys’ fees and costs) sustained by any Owner on account of property damage or personal injury (including without limitation death resulting therefrom) sustained or alleged to have been sustained by any person or persons, including without limitation employees, agents, representatives, officers or directors of such entity or any its subsidiaries, affiliates, partners or subcontractors, arising out of or in any way connected with the use or operation of the Repurchased Rolling Stock occurring during the period from the respective time such Repurchased Rolling Stock was acquired by Manager and to the Effective Time. Further, the parties, on behalf of themselves and all others claiming under them including any insurer, waive all claim, and rights of recovery against each other, to the extent covered by and within the limits of any insurance, including all rights of subrogation, for loss or damage to property or personal injury arising from any perils insured against under the terms of any insurance policy carried by either party and regardless of the negligence of either party or its servants, agents or employees.
3.
Equipment Leases. Notwithstanding the provisions of Paragraph 4 of the PMA, Manager shall retain the Equipment Leases (as defined in Paragraph 4 of the PMA) and the associated Equipment and no Owner shall be obligated to re-assume or shall have the right to re-assume any of the Equipment Leases (as defined in Paragraph 4 of the PMA).

4.
Records. To the extent requested in writing by Owner from time to time (and provided that Owner specifically identifies the copies of records requested in such written request), Manager shall provide to Owner, within a reasonable time after such written request is received by Manager, copies of those requested records relating to the operation of the Property kept by Manager to the extent such records are reasonably necessary for Owner to operate the Property including but not limited to any records pertaining to chemicals used or delivered to the Property under Paragraph 13 of the PMA.
5.
Employees. Owner understands and acknowledges that, because of the termination of the PMA, Manager will be terminating and/or has terminated the employees identified on Schedule 3 and has paid and/or will be paying certain severance payments to those employees and has incurred and/or will be incurring certain other costs of separation (together “Separation Payments”). Owner acknowledges and agrees that the Separation Payments will be treated as Invoiceable Costs (as defined in Paragraph 8 of the PMA) for purposes of Paragraph 8 of the PMA (including for purposes of the final True-Up Payment computation) and will be reimbursable by Owner to Manager in accordance with the provisions of Paragraph 8 of the PMA.
6.
Right of First Refusal. The Right of First Refusal set forth in Paragraph 38 is terminated as of the Effective Date. Manager shall deliver the Termination of Right of First Refusal (in substantially the form attached hereto as Schedule 4) on the Effective Date for recording by Owners in the Public Records of Collier County.
7.
Memorandum of Agreement. Manager shall deliver the Termination of Memorandum of Agreement (in substantially the form attached hereto as Schedule 5) on the Effective Date for recording by Owners in the Public Records of Collier County.
8.
DACA Termination. Upon payment of the final True Up Payment, the Deposit Account Control Agreement, dated as of October 30, 2020 by and between Owners, Manager, and First Foundation Bank, successor by merger to First Florida Integrity Bank, shall be terminated within ten (10) business days of such payment and Manager will assist Owners in effecting such termination and execute any documents reasonably required to effectuate such termination.
9.
Liens. Manager has not recorded any liens under Paragraph 40 of the PMA and provided Manager is paid in full on or before August 19, 2022, will not record any liens thereunder.
10.
No Prior Assignment. Manager represents and warrants to Owners that, other than collateral assignments by Manager as part of blanket security interests granted to secure indebtedness of Manager, Manager has not assigned any of its rights under the PMA to any third party and, to Manager’s knowledge, no party has any claim against any Owner related to the PMA. Owners represent and warrant to Manager that Owners have not assigned any of its rights under the PMA to any third party and, to Owner’s knowledge, no party has any claim against Manager related to the PMA.
11.
Attorneys’ Fees. In the event a legal proceeding is instituted to enforce any provision hereof or rights granted hereby, including the recovery of damage or enforcement of the right of indemnification, the party prevailing in such action may recover its costs thus incurred, including reasonable legal fees and costs, including without limitation, paralegal fees and court costs, in presuit mediation and settlement activities and in arbitration, trial, court-ordered mediation, appellate and bankruptcy proceedings.
12.
Agreement Binding on Successors. The rights and obligations of the parties to this Agreement will inure to the benefit of and will bind the successors or the legal representative of the respective parties and assigns of one party to which the other party has given its written consent; provided however, that this Agreement cannot be assigned by either party without the written consent of the other party, provided that no consent shall be required for an assignment by Manager if the assignment is to an affiliate of the party or other person that constitutes a substantially similar company with comparable or better financial and operational resources.
13.
Entire Agreement. This Agreement constitutes the complete agreement between the parties regarding the subject matter hereof. Each of the parties to this Agreement acknowledges that none of them have made any communications to the other, or oral understandings with the other, contrary to, in addition to, or different from the terms of this Agreement and that all prior agreements or understandings on any topic that is the subject matter of this Agreement are, as of the date hereof, superseded, null and void.
14.
Amendment. This Agreement shall not be amended, modified or changed except in writing and signed by the parties hereto.
15.
Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement to affect the original intent of the parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
16.
Headings; Gender; Number. In this Agreement, captions of the sections and paragraphs are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in interpretations, construction or meaning of the provisions hereof. For purposes of this Agreement, when the context so requires, the masculine, feminine and neuter genders may be used interchangeably and the singular may include the plural and vice versa.
17.
Counterparts. This Agreement may be executed in one or more electronic (including, but not limited to, facsimile, .pdf, .tif, and .jpeg) or original counterparts, each of which when executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.
18.
Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to its conflicts of law provisions or any other provision of Florida law that would require or permit the application of the substantive law of any other jurisdiction to govern this Agreement. Each party expressly submits to the personal jurisdiction and venue of the courts of competent jurisdiction of the State of Florida for the litigation of any disputes or claims arising under this Agreement and any actions to enforce the terms of this Agreement will be brought in the 20th Judicial Circuit Court of Florida.
19.
WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT THAT IT MAY HEREAFTER BE PERMITTED BY LAW, THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL- ENCOMPASSING OF ANY AND ALL DISPUTES (EACH A “DISPUTE”, AND COLLECTIVELY, ANY OR ALL, THE “DISPUTES”) OF ANY KIND WHATSOEVER THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, ANTITRUST CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON-LAW OR STATUTORY CLAIMS. THE PARTIES FURTHER WARRANT AND REPRESENT TO ONE ANOTHER THAT IT HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Termination of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

OWNERS: BARRON COLLIER PARTNERSHIP, LLLP By: Barron Collier Management, LLC, its General Partner By: _____/s/ Blake Gable___________ Name: Blake Gable Title: President

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (X) physical presence or (__) online notarization this _2_ day of August, 2022, by Blake Gable as President of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, as General Partner of BARRON COLLIER PARTNERSHIP, LLLP, a Florida limited partnership, on behalf of the company. He (check one) (_X_) is personally known to me or (__) has produced _______________________________ as identification.

/s/ Priscylla M. Gomez

Notary Public

Printed Name: Priscylla M. Gomez

My commission expires: February 5, 2025

Signature Page to Termination of Property Management Agreement

IN WITNESS WHEREOF, the parties have caused this Termination of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

SILVER STRAND III PARTNERSHIP By: Barron Collier Management, LLC, as Authorized Agent By: _______/s/ Bradley A. Boaz_______ Bradley A. Boaz, Executive Vice President

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (X) physical presence or (__) online notarization this _2_ day of August, 2022, by Bradley A. Boaz, as Executive Vice President of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, as an Authorized Agent of SILVER STRAND III PARTNERSHIP, a Florida general partnership, on behalf of the company. He (check one) (_X_) is personally known to me or (__) has produced _______________________________ as identification.

/s/ Priscylla M. Gomez

Notary Public

Printed Name: Priscylla M. Gomez

My commission expires: February 5, 2025

Signature Page to Termination of Property Management Agreement

IN WITNESS WHEREOF, the parties have caused this Termination of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

OAK HAMMOCK GROVES, LTD. By: OHG Naples, Inc., its General Partner By: ______/s/Barron Collier, III______ Name: Barron Collier, III, Title: as Authorized Agent and President

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (_X_) physical presence or (__) online notarization this _9_ day of August, 2022, Barron Collier, III, as President of OHG NAPLES, INC., a Florida corporation, as General Partner of OAK HAMMOCK GROVES, LTD., a Florida limited partnership, on behalf of the company. He (check one) (_X_) is personally known to me or (__) has produced _______________________________ as identification.

/s/ Priscylla M. Gomez

Notary Public

Printed Name: Priscylla M. Gomez

My commission expires: February 5, 2025

Signature Page to Termination of Property Management Agreement

IN WITNESS WHEREOF, the parties have caused this Termination of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

SERENOA INVESTMENTS, LLC By: ____/s/ Katherine G. Sproul________ Name: Katherine G. Sproul, Title: Manager

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (_X_) physical presence or (__) online notarization this _2_ day of August, 2022, by Katherine G. Sproul, as Manager of SERENOA INVESTMENTS, LLC, a Florida limited liability company, on behalf of the company. She (check one) (_X_) is personally known to me or (__) has produced _______________________________ as identification.

/s/ Pamela M. Walkup

Notary Public

Printed Name: Pamela M. Walkup

My commission expires: March 28, 2024

Signature Page to Termination of Property Management Agreement

IN WITNESS WHEREOF, the parties have caused this Termination of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

MANAGER: ALICO, INC.: By: _______/s/ John E. Kiernan_______ John E. Kiernan, President and CEO

STATE OF FLORIDA

COUNTY OF LEE

The foregoing instrument was acknowledged before me by means of (_X_) physical presence or (__) online notarization this _10__ day of August, 2022, by John E. Kiernan, as President and CEO of Alico, Inc., a Florida corporation, on behalf of the corporation. He (check one) (_X_) is personally known to me or (__) has produced _______________________________ as identification.

/s/ Mary E. Molina

Notary Public

Printed Name: Mary E. Molina

My commission expires:July 24, 2023

Signature Page to Termination of Property Management Agreement

Schedule 1

List of Repurchased Rolling Stock

Type	Description	Make	Model	Year Purchased	VIN/Serial #	Bill of Sale Value	Repurchase Value (70%)	Repurchased by
North Grove								
Trucks	2019 Silverado 1500 LT/ LT Z71 Dbl Cab	Chevrolet	Silverado	2019	2GCVKPEC1K1150007	$21,600	$15,120	BCP
15' Batwing Mower		Rhino	4150-3	2015	30476	$4,550	$3,185	BCP
Furrow Plows	V-plow GPS	John Deere	GreenStar	2015	PCGU2UG554512332700	$6,250	$4,375	BCP
Ditch Bank Sprayer	Utility Ranger Sprayer	Utility Ranger / Chem Containers	A-1 Mist Sprayer Resources	2019	URX - 60-6-1563 / URX 10-R17	$1,200	$840	BCP
Nurse Wagon	1025 gal Tank w/ 2" pump & engine	WJZ Sales LLC	n/a	2018		$3,200	$2,240	BCP
Nurse Wagon	1025 gal Tank w/ 2" pump & engine	WJZ Sales LLC	n/a	2018		$3,200	$2,240	BCP
Nurse Wagon	1025 gal Tank w/ 2" pump & engine	WJZ Sales LLC	n/a	2018		$3,200	$2,240	BCP
Box Blade	1002A Twin Max Box Blade - 10 Ft	Twin Max	1002A	1992	C1026	$400	$280	BCP
North Grove Total						**$43,600**	**$30,520**	
Silver Strand III								
Mini Front Loader	Mini Front Loader	Caterpillar	906	2004	CJS30384	$10,000	$7,000	BCP
Silver Strand III Total						**$10,000**	**$7,000**	
OHG								
Trucks	2017 Ford F-150 Supercab	Ford	F-150 XLT	2019	1FTFX1EF2HKD56832	$22,500	$15,750	OHG
Fuel Wagon	500 Gallon Tank	Custom built				$640	$448	OHG
15' Batwing Mower	Schulte Mower	Schulte	FX-1800	2017	C18510917512	$8,300	$5,810	OHG
15' Batwing Mower	Rhino Mower	rhino	4155	2019	4155-40388	$11,000	$7,700	BCP
Utility Trailer	20' Road Trailer	HMDE	Trailer	1994	FLT1206GG	$800	$560	OHG
OHG Totals						**$43,240**	**$30,268**	
Grand Totals							**$67,788**	
BCP to repurchase Rolling Stock							**$45,220**	
OHG to repurchase Rolling Stock							**$22,568**

Signature Page to Termination of Property Management Agreement

SCHEDULE 2

FORM OF BILL OF SALE FOR REPURCHASED ROLLING STOCK

THIS BILL OF SALE is made and given effective as of the day of June, 2022, by ALICO, INC., a Florida corporation ("Seller") to , a ("Buyer").

RECITALS

A.
Buyer and Seller are parties to that certain Property Management Agreement effective as of July 16, 2020 (the "Agreement"), pertaining to citrus grove caretaking and management services with respect to the Land defined in the preamble thereof.

B.
Buyer and Seller have agreed to terminate the Agreement in accordance with the terms set forth in that certain Termination of Property Management Agreement effective of even date herewith (the "Termination Agreement") and, in connection therewith, have agreed that Buyer will purchase and Seller will sell the rolling stock and other equipment described herein.

NOW, THEREFORE, in consideration of the Termination Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees as follows:

1.
Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Termination Agreement and in the Agreement, with any conflict in definitions being resolved in favor of the definitions in the Termination Agreement.

2.
Seller hereby sells, transfers, conveys, assigns and delivers to Buyer all of Seller's right, title and interest in and to the personal property specifically described on Exhibit "A" attached hereto and incorporated herein by reference (collectively, the "Personalty").

3.
SELLER HEREBY REPRESENTS AND WARRANTS TO BUYER THAT IT OWNS THE PERSONALTY FREE OF ANY LIENS AND ENCUMBRANCES ARISING FROM AND AFTER JULY 16, 2020, AND SELLER, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, DOES HEREBY AND WILL WARRANT AND FOREVER DEFEND SUCH RIGHT AND TITLE TO THE PERSONALTY UNTO BUYER, ITS SUCCESSORS AND ASSIGNS, AGAINST THE LAWFUL CLAIMS OF ALL PERSONS WHOMSOEVER.

4.
This Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the principles thereof relating to the conflict of laws.

5.
This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Bill of Sale delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Bill of Sale.

(Signatures on Following Page)

Schedule 2 - Form of Bill of Sale for Repurchased Rolling Stock

IN WITNESS WHEREOF, ALICO, INC., a Florida corporation, has caused this instrument to be executed by its duly authorized officer as of the date and year first set forth above.

SELLER:

ALICO, INC.:

________________________________

By: John E. Kiernan, President and CEO

STATE OF FLORIDA

COUNTY OF LEE

The foregoing instrument was acknowledged before me by means of (__) physical presence or (__) online notarization this day of August, 2022, by John E. Kiernan, as President and CEO of Alico, Inc., a Florida corporation, on behalf of the corporation. He (check one) (__) is personally known to me or (__) has produced as identification.

Notary Public

Printed Name:

My commission expires:

Schedule 3

List of Employees Terminated by Manager

Employee Name	Hire Date	Seniority date	Seniority VOS	Location_Desc
ADAME, JESUS ARMANDO	07/15/2020	09/29/1997	25.27	BC North Grove
ALVAREZ IV, JUAN JOSE	04/05/2021	04/05/2021	1.74	BC Silver Strand Ill
CANTU, VALDOMERO	07/24/2020	09/18/2017	5.29	BC North Grove
CORNELIO, CARLOS	07/15/2020	02/05/1983	39.93	BC North Grove
GOMEZ CHAVEZ, JOSE S	07/15/2020	05/22/1990	32.63	BC North Grove
GONZALEZ, LEONARDO	07/24/2020	05/17/2000	22.64	BC Oak Hammock
HOFFMAN, JOHN R	07/15/2020	05/05/1986	36.68	BC North Grove
LOPEZ, MARTIN	07/15/2020	06/01/1989	33.61	BC Silver Strand Ill
MALDONADO, LEONARDO	09/30/2020	09/30/2020	2.25	BC North Grove
MURILLO ROMAN, CONRADO	07/15/2020	01/28/1991	31.95	BC North Grove
PEACOCK, ROY LEWIS	07/15/2020	09/28/1982	40.28	BC Silver Strand Ill
PUENTE, BRANDON DANIEL	04/08/2021	04/08/2021	1.73	BC Silver Strand Ill
RAMIREZ, MANUEL	07/15/2020	03/24/1994	28.79	BC North Grove
TAYLOR, JOHN F	07/15/2020	01/09/1989	34.00	BC Silver Strand Ill
BRISTER-ROSE, GWENDOLYN	07/15/2020	08/28/1989	33.36	BC North Grove
RAYA, EFRAIN	07/15/2020	10/28/2002	20.19	BC North Grove

SCHEDULE 4

FORM OF TERMINATION OF RIGHT OF FIRST REFUSAL AGREEMENT

PREPARED BY AND RETURN TO:

William N. Barnes, Esq.

AKERMANLLP

420 South Orange Avenue, Suite 1200

Orlando, Florida 32801

TERMINATION OF RIGHT OF FIRST REFUSAL AGREEMENT

_____ ___,2022

KNOW ALL MEN BY THESE PRESENTS: That ALICO, INC., a Florida corporation, and ______________ , _____________ entered into that certain Right of First Refusal Agreement, dated July 16, 2020 (the "Right of First Refusal Agreement"), which was recorded in the Public Records of Collier County Florida at Official Records Book__________, Page ____. ALICO, INC. and
 hereby acknowledge the termination of such Right of First Refusal Agreement and hereby direct the Clerk of the said Circuit Court to cancel the same of record.

[Signature Pages to Follow]

Schedule 4-From of Termination of Right of First Refusal Agreement

IN WITNESS WHEREOF, ALICO, INC., a Florida corporation, has caused this instrument to be executed by its duly authorized officer as of the date and year first set forth above.

ALICO, INC.:

By: John E. Kiernan, President and CEO

STATE OF FLORIDA

COUNTY OF LEE

The foregoing instrument was acknowledged before me by means of (__) physical presence or (__) online notarization this day of ,2022, by John E. Kiernan, as President and CEO of Alico, Inc., a Florida corporation, on behalf of the corporation. He (check one) (__) is personally known to me or (__) has produced as identification.

Notary Public

Printed Name:_________

My commission expires:__________

Schedule 4-From of Termination of Right of First Refusal Agreement

Schedule 4-From of Termination of Right of First Refusal Agreement

IN WITNESS WHEREOF, ____________________, a ____________________, has caused this instrument to be executed by its duly authorized officer as of the date and year first set forth above.

____________________, a __________________

By: ____________________________

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (__) physical presence or (__) online notarization this day of , 2022, by , as , on behalf of the company. He (check one) (__) is personally known to me or (__) has produced as identification.

Notary Public

Printed Name:

My commission expires:

Schedule 4-From of Termination of Right of First Refusal Agreement

PREPARED BY AND RETURN TO:

William N. Barnes, Esq.

AKERMANLLP

420 South Orange Avenue, Suite 1200 Orlando, Florida 3280 I

CANCELLATION OF MEMORANDUM OF PROPERTY AGREEMENT

______________________,2022

KNOW ALL MEN BY THESE PRESENTS: That

BARRON COLLIER PARTNERSHIP, LLLP, a Florida limited partnership ("BCP"),

SILVER STRAND III PARTNERSHIP, a Florida general partnership ("SS 111")

OAK HAMMOCK GROVES, LTD., a Florida limited partnership ("OHG")

SERENOA INVESTMENTS, LLC, a Florida limited liability company ("Serenoa") (collectively, the "Owners")

and

ALICO, INC., a Florida corporation ("Alico")

entered into that certain Property Management Agreement, dated as of July 16, 2020 (the "Property Management Agreement") for which a Memorandum of Property Management Agreement was recorded in the Public Records of County Florida at Official Records Book, Page (the "Memorandum"). Each of the Owners and Alico hereto hereby acknowledge the termination of such Property Management Agreement in accordance with the terms provided for in that certain Termination of Property Management Agreement dated as of August__, 2022 but effective as of June I 0, 2022 and hereby directs the Clerk of the said Circuit Court to cancel the Memorandum of record.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Cancellation of Memorandum of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

BARRON COLLIER PARTNERSHIP, LLLP

By: Barron Collier Management, LLC, its General Partner

By: Blake Gable, President

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (___) physical presence or (___) online notarization this day of , 2022, by Blake Gable as President of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, as General Partner of BARRON COLLIER PARTNERSHIP, LLLP, a Florida limited partnership, on behalf of the company. He (check one) (___) is personally known to me or (___) has produced as identification.

Notary Public

Printed Name:

My commission expires:

IN WITNESS WHEREOF, the parties hereto have caused this Cancellation of Memorandum of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

SILVER STRAND III PARTNERSHIP

By: Barron Collier Management, LLC, as Authorized Agent

By: Bradley A. Boaz, Executive Vice President

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (_) physical presence or (_) online notarization this day of , 2022, by Bradley A. Boaz, as Executive Vice President of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, as an Authorized Agent of SILVER STRAND III PARTNERSHIP, a Florida general partnership, on behalf of the company. He (check one) (_) is personally known to me or (_) has produced as identification.

Notary Public

Printed Name:

My commission expires:

IN WITNESS WHEREOF, the parties have caused this Cancellation of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

OAK HAMMOCK GROVES, LTD.

By: OHG Naples, Inc., its General Partner

By: Barron Collier, III, President

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (__) physical presence or (__) online notarization this day of , 2022, Barron Collier, III, as President of OHG NAPLES, INC., a Florida corporation, as General Partner of OAK HAMMOCK GROVES, LTD., a Florida limited partnership, on behalf of the company. He (check one) (__) is personally known to me or (__) has has produced as identification.

Notary Public

Printed Name:

My commission expires:

IN WITNESS WHEREOF, the parties have caused this Cancellation of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

SERENOA INVESTMENTS, LLC

By: Katherine G. Sproul, Manager

STATE OF FLORIDA

COUNTY OF COLLIER

The foregoing instrument was acknowledged before me by means of (__) physical presence or (__)

online notarization this day of , 2022, by Katherine G. Sproul, as Manager of SERENOA INVESTMENTS, LLC, a Florida limited liability company, on behalf of the company. She (check one) (__) is personally known to me or (__) has produced __ as identification.

Notary Public

Printed Name

My commission expires:

IN WITNESS WHEREOF, the parties have caused this Cancellation of Property Management Agreement to be executed by their respective duly authorized officers as of the date and year first set forth above.

MANAGER:

ALICO, INC.:

By: John E. Kiernan, President and CEO

STATE OF FLORIDA COUNTY OF LEE

The foregoing instrument was acknowledged before me by means of (__) physical presence or (__) online notarization this day of , 2022, by John E. Kiernan, as President and CEO of Alico, Inc., a Florida corporation, on behalf of the corporation. He (check one) (__) is personally known to me or (__) has produced _________ as identification.

Notary Public

Printed Name: ___________________

My commission expires: _____________